Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY OF 2002
I, Martin P. Klein, certify that:

1.I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Athene Holding Ltd.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 20, 2021	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer
(principal financial officer)